UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
August 22, 2006

Brown Shoe Company, Inc.
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(Exact Name of Registrant as Specified in Its Charter)

New York --------------------------- (State or Other Jurisdiction of Incorporation)	001-2191 ------------------- (Commission File Number)	43-0197190 --------------------------- (IRS Employer Identification No.)

8300 Maryland Avenue St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63105 ------------------ (Zip Code)

(314) 854-4000
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(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) Andrew M. Rosen, Executive Vice President and Chief Financial Officer of the Company, notified the Company of his decision to retire effective on February 3, 2007 (the “Retirement Date”). Mr. Rosen will continue in his present position until the earlier of the Retirement Date or the date the Company hires an individual to fill Mr. Rosen’s role.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN SHOE COMPANY, INC.
(Registrant)

Date: August 28, 2006                 By: /s/ Michael I. Oberlander
Name: Michael I. Oberlander
Title: Senior Vice President, General Counsel and Corporate Secretary